SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 12, 2002
(Date of earliest event reported)

ALTERA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-16617	77-0016691

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 Innovation Drive, San Jose, California 95134

(Address of principal executive offices, including zip code)

(408) 544-7000

(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure.
SIGNATURES

Item 9. Regulation FD Disclosure.

On August 12, 2002, each of the Chief Executive Officer, John Daane, and the Chief Financial Officer, Nathan Sarkisian, of Altera Corporation, a Delaware corporation, executed a certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied Altera Corporation's Quarterly Report on Form 10-Q for the period ended June 30, 2002 filed with the Securities and Exchange Commission on August 12, 2002. The text of each of these certifications is set forth below.

Certification of Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. Section 1350.

CERTIFICATION

In connection with the periodic report of Altera Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, John Daane, Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: August 12, 2002	By:

John Daane Chief Executive Officer

CERTIFICATION

In connection with the periodic report of Altera Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, Nathan Sarkisian, the Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

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This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: August 12, 2002	By:

Nathan Sarkisian Chief Financial Officer

The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALTERA CORPORATION

By:	/s/ John Daane

John Daane President and Chief Executive Officer

Date: August 14, 2002

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